EXHIBIT 99.1

LETTER OF TRANSMITTAL

INVITROGEN CORPORATION

Offer to Exchange

2.0% Convertible Senior Notes due 2023 and an exchange fee

and

1.5% Convertible Senior Notes due 2024 and an exchange fee

for any and all outstanding

2.0% Convertible Senior Notes due 2023 and 1.5% Convertible Senior Notes due 2024

(CUSIP Numbers 46185RAF7, 46185RAE0, 46185RAH3 and 46185RAG5)

pursuant to the Prospectus dated November 9, 2004

THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 8, 2004, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN UNTIL THE EXPIRATION DATE.

The exchange agent for the exchange offers is:

U.S. BANK NATIONAL ASSOCIATION

By Facsimile: (651) 495-8158 Attention: Specialized Finance Confirm by Receipt of Facsimile Only: (651) 495-4738	For Information: (213) 615-6043

By Registered or Certified Mail,

Courier, Hand or Overnight Delivery:

U.S. Bank National Association

West Side Flats Operations Center

60 Livingstone Avenue

St. Paul, MN 55107

Attention: Specialized Finance

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

The prospectus, subject to completion, dated November 9, 2004 (the “Prospectus”) of Invitrogen Corporation (“Invitrogen”) and this Letter of Transmittal together constitute Invitrogen’s offer, referred to as the exchange offers, to exchange (a) an aggregate principal amount of up to $350,000,000 of Invitrogen’s new 2.0% Convertible Senior Notes due 2023 (the “New 2.0% Notes”) and an exchange fee, for a like principal amount of Invitrogen’s currently outstanding 2.0% Notes due 2023 (the “Existing 2.0% Notes”) and (b) an aggregate principal amount of up to $450,000,000 of Invitrogen’s new 1.5% Convertible Senior Notes due 2024 (the “New 1.5% Notes”) and an exchange fee, for a like principal amount of Invitrogen’s currently outstanding 1.5% Convertible Senior Notes due 2024 (the “Existing 1.5% Notes”). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus, as it may be amended or supplemented.

This Letter of Transmittal is to be completed by a holder of Existing Notes either if (a) certificates for such Existing Notes are to be forwarded herewith or (b) a tender of Existing Notes is to be made by book-entry transfer to the account of the exchange agent for the exchange offers at DTC, pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under the caption, “The Exchange Offers—Procedures for Tendering Existing Notes—Tender of Existing Notes Held Through DTC.” Certificates or book-entry confirmation of the transfer of Existing Notes into the exchange agent’s account at DTC, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein on or Existing to the expiration date. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Existing Notes into the exchange agent’s account at DTC. The term “agent’s message” means a message transmitted to the exchange agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the Letter of Transmittal and that Invitrogen may enforce the Letter of Transmittal against such holder. The agent’s message forms a part of a book-entry transfer.

If Existing Notes are tendered pursuant to book-entry procedures, the exchange agent must receive, no later than midnight, New York City time, on the expiration date, book-entry confirmation of the tender of the Existing Notes into the exchange agent’s account at DTC, along with a completed Letter of Transmittal or an agent’s message.

By crediting the Existing Notes to the exchange agent’s account at DTC and by complying with the applicable procedures of DTC’s Automated Tender Offer Program, or ATOP, with respect to the tender of the Existing Notes, including by the transmission of an agent’s message, the holder of Existing Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, and the participant in DTC confirms on behalf of itself and the beneficial owners of such Existing Notes that all provisions of this Letter of Transmittal are applicable to it and such beneficial owners as fully as if such participant and each such beneficial owner had provided the information required herein and executed this Letter of Transmittal and transmitted it to the exchange agent.

Holders of Existing Notes whose certificates for such Existing Notes are not immediately available or who are unlikely to be able to deliver all required documents to the exchange agent on or Existing to the expiration date or who cannot complete a book-entry transfer on a timely basis may tender their Existing Notes according to the guaranteed delivery procedures described in the Prospectus under the caption “The Exchange Offers—Guaranteed Delivery Procedures.”

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers.

List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate, signed schedule affixed hereto.

DESCRIPTION OF EXISTING NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Type of Existing Note (2.0% or 1.5%)	Aggregate Principal Amount of Existing Notes	Principal Amount Tendered**

Total:

*       Need not be completed if Existing Notes are being tendered by book-entry transfer.

**     Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Existing Notes represented by the Existing Notes indicated in this column. See Instruction 4. Existing Notes tendered hereby must be in denominations of $1,000 or any integral multiple thereof.

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution which Guaranteed Delivery

If Guaranteed Delivery is to be Made by Book-Entry Transfer:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*

Name:

Address:

* You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the total number required in the following space:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Invitrogen the principal amount of Existing Notes indicated above, upon the terms and subject to the conditions of the exchange offers. Subject to and effective upon the acceptance for exchange of all or any portion of the Existing Notes tendered herewith in accordance with the terms and conditions of the exchange offers, including, if the exchange offers are extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of Invitrogen all right, title and interest in and to such Existing Notes.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent is also acting as agent of Invitrogen in connection with the exchange offers and as trustee under the respective indentures governing the Existing Notes and the New Notes) with respect to the tendered Existing Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Existing Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of Invitrogen upon receipt by the exchange agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Existing Notes; (2) present certificates for such Existing Notes for transfer and to transfer the Existing Notes on the books of Invitrogen; and (3) receive for the account of Invitrogen all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and conditions of the exchange offers.

The undersigned hereby represents and warrants that: (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing Notes tendered hereby; (2) Invitrogen will acquire good, marketable and unencumbered title to the tendered Existing Notes, free and clear of all liens, restrictions, charges and other encumbrances; and (3) the Existing Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by Invitrogen or the exchange agent to complete the exchange, sale, assignment and transfer of the Existing Notes tendered hereby. The undersigned agrees to all of the terms and conditions of the exchange offers.

The name(s) and address(es) of the registered holder(s) of the Existing Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Existing Notes. The certificate number(s) and the Existing Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Existing Notes are not exchanged pursuant to the exchange offers for any reason, or if certificates are submitted for more Existing Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Existing Notes will be returned, or, in the case of Existing Notes tendered by book-entry transfer, such Existing Notes will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the exchange offers.

The undersigned understands that tenders of Existing Notes pursuant to any one of the procedures described in “The Exchange Offers—Procedures for Tendering Existing Notes” in the Prospectus and in the instructions attached hereto will, upon Invitrogen’s acceptance for exchange of such tendered Existing Notes, constitute a binding agreement between the undersigned and Invitrogen upon the terms and subject to the conditions of the exchange offers set forth in the Prospectus and this Letter of Transmittal and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Existing Notes accrued up to the date of issuance of the New Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Invitrogen may not be required to accept for exchange any of the Existing Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Existing Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Existing Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Existing Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown below the undersigned’s signature. The undersigned recognizes that Invitrogen has no obligation pursuant to “Special Delivery Instructions” to transfer any Existing Notes from a registered holder thereof if Invitrogen does not accept for exchange any of the principal amount of such Existing Notes so tendered.

By tendering Existing Notes and executing this Letter of Transmittal, the undersigned, if not a participating broker-dealer, as defined below, hereby represents that (1) the New Notes acquired in the exchange offers are being obtained in the ordinary course of business of the person receiving the New Notes, whether or not that person is the holder; (2) neither the holder nor any other person receiving the New Notes is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in a “distribution” (as defined under the Securities Act) of the New Notes; and (3) neither the holder nor any other person receiving the New Notes is an “affiliate” (as defined under the Securities Act) of Invitrogen.

If the holder or other person is an “affiliate” of Invitrogen or is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in a “distribution,” the holder or such other person, as the case may be, hereby represents and agrees that it may not rely on the applicable interpretations of the staff of the SEC and that it will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus under the caption “The Exchange Offers—Withdrawal Rights,” this tender is irrevocable.

The undersigned, by completing the box entitled “Description of Existing Notes” above and signing this Letter of Transmittal, will be deemed to have tendered the Existing Notes as set forth in such box.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instructions 2 and 6)

PLEASE SIGN HERE

(Please Complete Substitute Form W-9 on Page 13

or a Form W-8; See Instruction 10)

Signature(s) of Holder(s)

Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Existing Notes tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s):

(Please Print)

Capacity (full title):

Address:

Area Code and Telephone No.:

Taxpayer Identification Number of Holder:

GUARANTEE OF SIGNATURE(S)

(See Instruction 2)

Authorized Signature:

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone No.:

Date:

SPECIAL ISSUANCE INSTRUCTIONS

(Signature Guarantee Required—

See Instructions 2, 7 and 14)

TO BE COMPLETED ONLY if New Notes or Existing Notes not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the Existing Notes whose signature(s) appear(s) above, or if Existing Notes delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.

Issue (check appropriate box(es))

☐  Existing Notes to:

☐  New Notes to:

Name

        (Please Print)

Address

        (Include Zip Code)

            Taxpayer Identification Number

☐  Credit unaccepted Existing Notes tendered by book-entry transfer to the following account at DTC:

SPECIAL DELIVERY INSTRUCTIONS

(Signature Guarantee Required—

See Instructions 2, 7 and 14)

TO BE COMPLETED ONLY if New Notes or Existing Notes not tendered or not accepted are to be sent to someone other than the registered holder(s) of the Existing Notes whose signature(s) appear(s) above, or to such registered holder at an address other than that shown above.

Deliver (check appropriate box(es))

☐  Existing Notes to:

☐  New Notes to:

Name

        (Please Print)

Address

        (Include Zip Code)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

1.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by a holder of Existing Notes to tender such holder’s Existing Notes either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under the caption “The Exchange Offers—Procedures for Tendering Existing Notes—Tender of Existing Notes Held through DTC” and an agent’s message, as defined on page 2 hereof, is not delivered. Certificates or book-entry confirmation of transfer of Existing Notes into the exchange agent’s account at DTC, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein on or Existing to the expiration date. If the tender of Existing Notes is effected in accordance with applicable ATOP procedures for book-entry transfer, an agent’s message may be transmitted to the exchange agent in lieu of an executed Letter of Transmittal. Existing Notes may be tendered in whole or in part in integral multiples of $1,000.

For purposes of the exchange offers, the term “holder” includes any participant in DTC named in a securities position listing as a holder of Existing Notes. Only a holder of record may tender Existing Notes in the exchange offers. Any beneficial owner of Existing Notes who wishes to tender some or all of such Existing Notes should arrange with DTC, a DTC participant or the record owner of such Existing Notes to execute and deliver this Letter of Transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 6.

Holders who wish to tender their Existing Notes and (i) whose certificates for the Existing Notes are not immediately available or for whom all required documents are unlikely to reach the exchange agent on or Existing to the expiration date; or (ii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Existing Notes by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offers—Guaranteed Delivery Procedures.” Pursuant to such procedures: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by Invitrogen, must be received by the exchange agent on or Existing to the expiration date; and (iii) the certificates for the Existing Notes, or a book-entry confirmation, together with a properly completed and duly executed Letter of Transmittal or a facsimile hereof, or an agent’s message in lieu thereof, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent within three trading days on The Nasdaq National Market after the date of execution of such notice of guaranteed delivery for all such tendered Existing Notes, all as provided in the Prospectus under the caption “The Exchange Offers—Guaranteed Delivery Procedures.”

The notice of guaranteed delivery may be delivered by hand, facsimile, mail or overnight delivery to the exchange agent, and must include a guarantee by an eligible institution in the form set forth in such notice of guaranteed delivery. For Existing Notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery on or Existing to the expiration date. As used herein, “eligible institution” means a firm or other entity which is identified as an “Eligible Guarantor Institution” in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including: a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association.

The method of delivery of certificates for the Existing Notes, this Letter of Transmittal and all other required documents is at the election and sole risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery to the exchange agent on or Existing to the expiration date. No letters of transmittal or Existing Notes should be sent directly to Invitrogen. Delivery is complete when the exchange agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC’s procedures does not constitute delivery to the exchange agent.

Invitrogen will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal or a facsimile hereof or by causing the transmission of an agent’s message, waives any right to receive any notice of the acceptance of such tender.

2.    Guarantee of Signatures.

No signature guarantee on this Letter of Transmittal is required if:

a.    Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Existing Notes) of Existing Notes tendered herewith, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

b.    such Existing Notes are tendered for the account of a firm that is an eligible institution.

In all other cases, an eligible institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 6.

3.    Inadequate Space.

If the space provided in the box captioned “Description of Existing Notes” is inadequate, the certificate number(s), the type of Existing Note, and/or the principal amount of Existing Notes and any other required information should be listed on a separate, signed schedule which is attached to this Letter of Transmittal.

4.    Partial Tenders (not applicable to holders who tender by book-entry transfer).

If less than all the Existing Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Existing Notes which are to be tendered in the “Principal Amount Tendered” column of the box entitled “Description of Existing Notes” on page 2 of this Letter of Transmittal. In such case, new certificate(s) for the remainder of the Existing Notes that were evidenced by old certificate(s) will be sent only to the holder of the Existing Notes as promptly as practicable after the expiration date. All Existing Notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. Tender of Existing Notes will be accepted only in integral multiples of $1,000.

5.    Withdrawal Rights.

Except as otherwise provided herein, tenders of Existing Notes may be withdrawn at any time on or Existing to the expiration date. In order for a withdrawal to be effective on or Existing to that time, a written notice of withdrawal must be timely received by the exchange agent at its address set forth above and in the Prospectus on or Existing to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the Existing Notes to be withdrawn, identify the Existing Notes to be withdrawn, including the total principal amount of Existing Notes to be withdrawn, and where certificates for Existing Notes are transmitted, the name of the registered holder of the Existing Notes, if different from that of the person withdrawing such Existing Notes. If certificates for the Existing Notes have been delivered or otherwise identified to the exchange agent, then the tendering holder must submit the serial numbers of the Existing Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of Existing Notes tendered for the account of an eligible institution. If Existing Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption “The Exchange Offers—Procedures for Tendering Existing Notes—Tender of Existing Notes Held Through DTC,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Existing Notes and the notice of withdrawal must be delivered to the exchange agent. Withdrawals of tenders of Existing Notes may not be rescinded; however, Existing Notes properly withdrawn may again be tendered at any time on or Existing to the expiration date by following any of the procedures described in the Prospectus under “The Exchange Offers—Procedures for Tendering Existing Notes.”

All questions regarding the form of withdrawal, validity, eligibility, including time of receipt, and acceptance of withdrawal notices will be determined by Invitrogen, in its sole discretion, which determination of such questions and interpretation of the terms and conditions of the exchange offers will be final and binding on all parties. Neither Invitrogen, any of its affiliates or assigns, the exchange agent nor any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will they be liable for failing to give any such notice.

Withdrawn Existing Notes will be returned to the holder after withdrawal. Existing Notes tendered by book-entry transfer through DTC that are withdrawn will be credited to an account maintained with DTC. The Existing Notes will be returned or credited to the account maintained at DTC promptly after withdrawal. Any Existing Notes which have been tendered for exchange but which are withdrawn will be returned to the holder thereof without cost to such holder.

6.    Signatures on Letter of Transmittal, Assignments and Endorsements.

If this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Existing Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles hereof as there are different registrations of certificates.

If this Letter of Transmittal, any certificates or bond powers or any other document required by the Letter of Transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Invitrogen, must submit proper evidence satisfactory to Invitrogen, in its sole discretion, of each such person’s authority so to act.

When this Letter of Transmittal is signed by the registered owner(s) of the Existing Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Existing Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Invitrogen or the trustee under the indenture may require in accordance with the restrictions on transfer applicable to the Existing Notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

7.    Special Issuance and Delivery Instructions.

If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of Existing Notes tendering Existing Notes by book-entry transfer may instruct that Existing Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Existing Notes not exchanged will be returned by mail to the address of the signer of this Letter of Transmittal or, if the Existing Notes not exchanged were tendered by book-entry transfer, such Existing Notes will be returned by crediting the account indicated on page 3 above maintained at DTC. See Instruction 6.

8.    Irregularities.

Invitrogen will resolve, in its sole discretion, all questions regarding the form of documents, validity, eligibility, including time of receipt, and acceptance for exchange of any tendered Existing Notes, which determination and interpretation of the terms and conditions of the exchange offers, including this Letter of Transmittal and the instructions hereto, will be final and binding on all parties. Invitrogen reserves the absolute right, in its sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the view of counsel to Invitrogen be unlawful. Invitrogen also reserves the absolute right, subject to applicable law, to waive any of the conditions of the exchange offers set forth in the Prospectus under the caption “The Exchange Offers—Conditions for Completion of the Exchange Offers” or any condition or irregularity in any tender of Existing Notes by any holder, whether or not it waives similar conditions or irregularities in the case of other holders. A tender of Existing Notes is invalid until all defects and irregularities have been cured or waived. Neither Invitrogen, any of its affiliates or assigns, the exchange agent nor any other person is under any obligation to give notice of any defects or irregularities in tenders nor will they be liable for failure to give any such notice.

9.    Questions, Requests for Assistance and Additional Copies.

Questions and requests for assistance may be directed to the exchange agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Letter of Transmittal, the notice of guaranteed delivery and Forms W-8 (as defined in Instruction 10) may be obtained from the exchange agent at the address and telephone/facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.

10.    Backup Withholding; Substitute Form W-9; Forms W-8.

Under the United States federal income tax laws, interest paid to holders of New Notes received pursuant to the exchange offers may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (“TIN”), certifies that the number provided is correct and further certifies that such holder is a U.S. person (as defined for U.S. federal income tax purposes) and that such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each holder that wants to avoid backup withholding should provide the exchange agent with such holder’s correct TIN (or certify that such holder is awaiting a TIN) and certify that such holder is not subject to backup withholding by completing Substitute Form W-9 below.

Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under the penalties of perjury, attesting to that individual’s exempt status. Such statements may be obtained from the exchange agent. Exempt holders (other than foreign persons), while not required to file Substitute Form W-9, should file Substitute Form W-9 and write “exempt” on its face to avoid possible erroneous backup withholding. Foreign persons not subject to backup withholding should complete and submit to the exchange agent a Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner For United States Tax Withholding), and/or other applicable Form(s) W-8 (and any other required certifications), instead of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, Invitrogen may be required to withhold at the applicable rate on interest payments made to a holder of New Notes. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of a tax liability, and a holder’s U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

To prevent backup withholding with respect to interest payments on the New Notes, a holder should notify the exchange agent of its correct TIN by completing the Substitute Form W-9 below and certifying on Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a holder is required to certify on Substitute Form W-9 that (i) it is exempt from backup withholding, or (ii) it is not subject to backup withholding due to Existing under reporting of interest or dividend income, or (iii) the Internal Revenue Service (the “IRS”) has notified the holder that the holder is no longer subject to backup withholding.

What Number to Give the Exchange Agent

To avoid backup withholding with respect to interest payments on the New Notes, a holder is required to give the exchange agent the TIN of the registered holder of the New Notes. If such registered holder is an individual, the TIN is the taxpayer’s social security number. For most other entities, the TIN is the employer identification number. If the New Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional guidelines on what number to report. If the exchange agent is provided with an incorrect TIN, the holder may be subject to a $50 penalty imposed by the IRS.

11.    Waiver of Conditions.

Invitrogen reserves the absolute right to waive satisfaction of any or all conditions, completely or partially, enumerated in the Prospectus.

12.    No Conditional Tenders.

No alternative, conditional or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Existing Notes for exchange.

Neither Invitrogen, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.

13.    Mutilated, Lost, Destroyed or Stolen Certificates.

If any certificate(s) representing Existing Notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

14.    Taxes.

Except as provided below, holders who tender their Existing Notes for exchange will be obligated to pay any applicable transfer taxes in connection therewith. Furthermore, if however, (i) New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Existing Notes tendered; (ii) tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal; or (iii) a transfer tax is imposed for any reason other than the exchange of Existing Notes in connection with the exchange offers, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder or such other person. The exchange agent must receive satisfactory evidence of the payment of such taxes or exemption therefrom or the amount of such transfer taxes will be billed directly to the tendering holder.

Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter of Transmittal.

15.    Incorporation of Letter of Transmittal.

This Letter of Transmittal shall be deemed to be incorporated in any tender of Existing Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter of Transmittal on behalf of itself and the beneficial owners of any Existing Notes so tendered.

REQUESTER’S NAME: U.S. BANK NATIONAL ASSOCIATION
SUBSTITUTE FORM W-9	Name: Please check the appropriate box: ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security number or Employer identification number

Part 2—Certification—Under Penalties of Perjury, I certify that: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (as defined for United States federal income tax purposes).

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Part 3 Awaiting TIN
SIGNATURE DATE , 2004 NAME ADDRESS CITY STATE ZIP CODE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON A PORTION OF PAYMENTS MADE TO YOU, INCLUDING FUTURE INTEREST PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED “AWAITING TIN” IN PART 3 OF THIS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, a portion of all reportable payments may be withheld until I provide a certified taxpayer identification number.

Signature                                                                                           Date ,                                 , 2004

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give to the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the name and social security number of—

1. Individual	The Individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship	The owner[3]

For this type of account:	Give the name and employer identification number of—

6. Sole proprietorship	The owner[3]
7. A valid trust, estate, or pension trust	The legal entity[4]
8. Corporate	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
2.	Circle the minor’s name and furnish the minor’s social security number.
3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
[4]	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX FORM or visiting the IRS’s Internet website at www.irs.gov, and apply for a number.

If you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number, sign and date the form, and return it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the payer before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule until you provide your taxpayer identification number.

NOTE: Checking “Awaiting TIN” means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision, agency, or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You will be subject to information reporting if this interest is $600 or more and may be subject to backup withholding if you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Certain payments, other than payments of interest, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations under those Sections.

Exempt payees described above must provide Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to the payer, who must report the payments to the IRS. The IRS uses the numbers for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to the payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including times and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

CONSULTANT OR THE INTERNAL REVENUE SERVICE

The Information Agent for the exchange offers is:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

(800) 322-2885 Toll-Free

Email: proxy@mackenziepartners.com